[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                          MFS(R) STRATEGIC VALUE
                          FUND
                          ANNUAL REPORT o JULY 31,2001


        ----------------------------------------------------------------
        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 32 for details.
        ----------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended July 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -46.19% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.33%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 3.98% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 12.69% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively good performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended July 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     August 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.29%, 14.46%, 15.27%, 14.25%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended July 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.90%, 7.96%, 10.91%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.48%, 2.68%, 3.36%, and 4.64%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Kenneth J. Enright]
    Kenneth J. Enright

For the 12 months ended July 31, 2001, Class A shares of the fund provided a total return of 21.95%, Class B shares 21.59%, Class C shares 21.50%, and Class I shares returned 22.36%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a return of 8.74% for the fund's benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. During the same period, the average multicap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.04%.

Q. IN A RECENT BARRON'S SURVEY YOU WERE RANKED AS THE TOP-RATED INCOME FUND MANAGER. WHAT DO YOU THINK ACCOUNTS FOR YOUR RECENT SUCCESS AND THE FUND'S STRONG PERFORMANCE?

A. First and foremost, we maintain a consistent focus on stocks that we believe are inexpensive relative to the overall market, to their peers, and by historical standards. Second, we concentrate on finding companies that we believe possess high-quality management teams, accelerating earnings growth, and healthy balance sheets. Finally, we adhere to a very disciplined approach toward managing risks in the portfolio. This process involves balancing risks at the individual company level through MFS Original Research(R), at the sector level by analyzing industry trends and by maintaining a diversified portfolio, and at the portfolio level by keeping a close eye on economic and market trends.

Q. CAN YOU GIVE SOME SPECIFICS ON HOW THE PORTFOLIO WAS POSITIONED DURING THE PERIOD?

A. Despite recent weakness, we remained bullish on the energy sector and electric utilities stocks because we believe the oil, natural gas, and electric power industries are in the early stages of a multiyear upcycle. While the weak economy could cause additional volatility in the near term, we think prices could remain above historical averages and strong demand could bolster earnings growth over the long term. Our decision to overweight the energy sector and electric utilities, combined with favorable stock selection among financial services stocks and our low technology weighting, also helped performance.

Q.  WHERE ELSE DID YOU SEE OPPORTUNITIES?

A. We've increased our stake in Viacom. The stock has been attractive to us on a number of levels, including its valuation, but another key factor is that it has exceptionally strong positions in a number of the industries in which it competes -- including the Internet, film, radio, television, music, and magazine publishing. As a general rule, we have found that strong franchises, such as Viacom, are in a good position to grow market share over the long term. Other holdings we've added are Sears Roebuck and Telephone & Data Systems. We like the new management team at Sears and think they can succeed at cutting costs and improving profit margins. Telephone & Data Systems is a rural cellular and telephone-services provider that we believe has been selling at a big discount to its value, and the company has been using free cash flow to buy back stock.

Q.  HOW IMPORTANT IS A COMPANY'S MANAGEMENT TEAM IN YOUR INVESTMENT DECISIONS?

A. It's very important. Ideally, the management team either founded the business or was instrumental in building it up. In those situations, we generally feel more confident that management's interests are aligned with ours. We believe founders of a business often think about their business in a very proprietary way; in other words, they are usually tireless in their efforts to achieve success. They also have tended to own a lot of stock in the business, which we like to see because it's a huge incentive to grow earnings and profits, which, in turn, could help the stock price.

Q.  WHAT TYPES OF FINANCIAL SERVICES COMPANIES DID YOU FAVOR?

A. We think lower interest rates and positive pricing trends could continue to benefit diversified financial services firms and multiline property and casualty insurance companies such as CIGNA and Nationwide Financial Services. We also continued to favor defensive, strong-performing, government-sponsored enterprises such as the Freddie Mac. While we generally avoided banks, brokers, and asset managers because we believe the risk of downward earnings revisions remain a problem for many, certain companies, such as Bank America, exhibited improving credit characteristics and business fundamentals.

Q. OVER THE PAST YEAR, MANY GROWTH STOCKS HAVE SUFFERED SIGNIFICANT DECLINES, WHILE VALUE HAS MADE A COMEBACK. WHAT'S YOUR OUTLOOK FOR VALUE GOING FORWARD?

A. We think most long-term investors can benefit from a combination of both growth and value in their portfolios, but, historically, when the Federal Reserve Board has become more accommodating, value stocks have performed quite well because they have tended to represent more economically sensitive companies. While the economic backdrop remains uncertain, we believe it will eventually recover, and as the economy begins to strengthen, it stands to reason that those companies could do better.

    Respectfully,

/s/ Kenneth J. Enright

    Kenneth J. Enright
    Portfolio Manager

Note to Shareholders: Prior to December 29, 2000, the fund was available to MFS employees only and had limited assets.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

KENNETH J. ENRIGHT, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE PORTFOLIOS OF OUR MUTUAL FUNDS AND THE TOTAL RETURN, OR BALANCED, PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE FUNDS.

KEN JOINED MFS IN 1986 AS A RESEARCH ANALYST. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1987 AND VICE PRESIDENT IN 1988. HE FOLLOWED BUSINESS SERVICES, COAL, NATURAL GAS, OIL, RETAIL STORE, AND SUPERMARKET STOCKS AS AN ANALYST PRIOR TO BEING NAMED PORTFOLIO MANAGER IN 1993. HE WAS NAMED SENIOR VICE PRESIDENT IN 1999.

KEN IS A GRADUATE OF BOSTON STATE COLLEGE AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:                      SEEKS TO PROVIDE CAPITAL APPRECIATION.

COMMENCEMENT OF INVESTMENT
OPERATIONS                      MARCH 17, 1998

CLASS INCEPTION:                CLASS A  MARCH 17, 1998
                                CLASS B  DECEMBER 29, 2000
                                CLASS C  DECEMBER 29, 2000
                                CLASS I  MARCH 17, 1998

SIZE:                           $178.1 MILLION NET ASSETS AS OF JULY 31, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2001. Index information is from April 1, 1998.)

                             MFS Strategic
                               Value Fund                Russell 1000
                               -- Class A                Value Index
          ------------------------------------------------------------
          3/98                   $ 9,425                   $10,000
          7/98                    10,056                     9,867
          7/99                    14,124                    11,346
          7/00                    15,559                    10,779
          7/01                    18,974                    11,722

TOTAL RATES OF RETURN THROUGH JULY 31, 2001

CLASS A

                                                        1 Year    3 Years       Life*
-------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +21.95%    +88.67%    +101.31%
-------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +21.95%    +23.57%    + 23.06%
-------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     +14.94%    +21.15%    + 20.91%
-------------------------------------------------------------------------------------

CLASS B

                                                        1 Year    3 Years       Life*
-------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +21.59%    +88.12%    +100.72%
-------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +21.59%    +23.45%    + 22.95%
-------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     +17.59%    +22.79%    + 22.40%
-------------------------------------------------------------------------------------

CLASS C

                                                        1 Year    3 Years       Life*
-------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +21.50%    +87.98%    +100.57%
-------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +21.50%    +23.42%    + 22.92%
-------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     +20.50%    +23.42%    + 22.92%
-------------------------------------------------------------------------------------

CLASS I

                                                        1 Year    3 Years       Life*
-------------------------------------------------------------------------------------
Cumulative Total Return Excluding SalesCharge          +22.36%    +88.93%    +101.21%
-------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +22.36%    +23.62%    + 23.04%
-------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                         1 Year    3 Years      Life*
-------------------------------------------------------------------------------------
Average multicap value fund+                            +10.04%    + 7.01%   +  4.74%
-------------------------------------------------------------------------------------
Russell 1000 Value Index#                               + 8.74%    + 5.91%   +  4.88%
-------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations,
    March 17, 1998, through July 31, 2001. Index information is from April 1, 1998.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class B and C share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS
Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may participate in the initial public offering ("IPO") market, and the portfolio's past returns have been, and future portfolio returns may be, attributable in significant part to investments in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow.

These risks may increase share price volatility. Please see the prospectus for details.

                  PORTFOLIO CONCENTRATION AS OF JULY 31, 2001

            FIVE LARGEST STOCK SECTORS

            FINANCIAL SERVICES                           18.9%
            ENERGY                                       18.0%
            UTILITIES & COMMUNICATIONS                   15.5%
            HEALTH CARE                                   8.7%
            BASIC MATERIALS                               8.4%

TOP 10 STOCK HOLDINGS

VIACOM, INC.  4.0%                    DEVON ENERGY CORP.  2.3%
Entertainment, media, and             Oil and natural gas exploration,
publishing company                    development, and production company

NISOURCE, INC.  3.2%                  KROGER CO.  2.3%
Natural gas, electricity and water    Supermarket company
utility company
                                      BaNK AMERICA CORP.  2.2%
OCCIDENTAL PETROLEUM CORP.  3.0%      Diversified banking and finanical
Worldwide oil and natural gas         services company
production company
                                      KERR MCGEE CORP.  2.2%
FREDDIE MAC CORP.  3.0%               Energy and chemical company
U.S. mortgage banker and
underwriter                           SEARS, ROEBUCK & CO.  2.2%
                                      Multiline retailer
TELEPHONE & DATA SYSTEMS, INC.  2.4%
Rural and local telephone company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- July 31, 2001

Stocks - 87.7%
-----------------------------------------------------------------------------
ISSUER                                             SHARES               VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 80.2%
  Apparel & Textiles - 0.6%
    Nike, Inc., "B"                                20,810       $     989,515
-----------------------------------------------------------------------------
  Automotive - 1.4%
    Delphi Automotive Systems Corp.                61,340       $   1,003,523
    Visteon Corp.                                  73,640           1,556,013
                                                                -------------
                                                                $   2,559,536
-----------------------------------------------------------------------------
  Banks & Credit Cos. - 4.7%
    Bank America Corp.                             54,675       $   3,478,423
    FleetBoston Financial Corp.                    62,880           2,359,258
    PNC Financial Services Group Co.               11,745             779,281
    Wells Fargo Co.                                36,330           1,673,360
                                                                -------------
                                                                $   8,290,322
-----------------------------------------------------------------------------
  Biotechnology - 1.3%
    Guidant Corp.*                                 74,590       $   2,377,929
-----------------------------------------------------------------------------
  Business Machines - 1.1%
    Sun Microsystems, Inc.*                       114,490       $   1,865,042
-----------------------------------------------------------------------------
  Cellular Phones - 3.9%
    Motorola, Inc.                                137,300       $   2,566,137
    Telephone & Data Systems, Inc.                 35,120           3,784,180
    U.S. Cellular Corp.*                           11,910             670,533
                                                                -------------
                                                                $   7,020,850
-----------------------------------------------------------------------------
  Chemicals - 1.3%
    Praxair, Inc.                                  52,400       $   2,375,816
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Georgia Gulf Corp.                             57,640       $     953,942
-----------------------------------------------------------------------------
  Computer Software - 0.4%
    VeriSign, Inc.*                                13,920       $     760,171
-----------------------------------------------------------------------------
  Consumer Goods & Services - 2.4%
    Fortune Brands, Inc.                           29,460       $   1,078,825
    Gillette Co.                                   50,620           1,410,780
    Procter & Gamble Co.                           25,350           1,800,357
                                                                -------------
                                                                $   4,289,962
-----------------------------------------------------------------------------
  Containers - 0.9%
    Owens Illinois, Inc.*                         242,800       $   1,558,776
-----------------------------------------------------------------------------
  Electronics - 1.9%
    Analog Devices, Inc.*                          48,120       $   2,213,520
    Tektronix, Inc.*                               49,120           1,114,533
                                                                -------------
                                                                $   3,328,053
-----------------------------------------------------------------------------
  Entertainment - 4.6%
    Harrah's Entertainment, Inc.*                  65,105       $   1,863,305
    Viacom, Inc., "B"*                            125,960           6,272,808
                                                                -------------
                                                                $   8,136,113
-----------------------------------------------------------------------------
  Financial Institutions - 5.3%
    Citigroup, Inc.                                40,860       $   2,051,580
    Freddie Mac Corp.                              57,020           3,902,449
    Merrill Lynch & Co., Inc.                      29,770           1,614,725
    Morgan Stanley Dean Witter & Co.               31,090           1,859,804
                                                                -------------
                                                                $   9,428,558
-----------------------------------------------------------------------------
  Gas - 0.1%
    Air Products & Chemicals, Inc.                  4,700       $     191,901
-----------------------------------------------------------------------------
  Healthcare - 1.6%
    HCA Inc.                                       37,380       $   1,717,611
    Community Health Care*                         37,685           1,205,920
                                                                -------------
                                                                    2,923,531
-----------------------------------------------------------------------------
  Insurance - 8.3%
    CIGNA Corp.                                    25,485       $   2,556,400
    Safeco Corp.                                    3,900             123,708
    Allstate Corp.                                 57,180           1,999,013
    American General Corp.                         26,080           1,206,200
    Chubb Corp.                                    12,680             889,756
    Hartford Financial Services Group, Inc.        24,840           1,644,656
    Jefferson Pilot Corp.                          21,840           1,037,618
    MetLife, Inc.                                  17,600             521,840
    Nationwide Financial Services, Inc., "A"       59,650           2,624,004
    The St. Paul Cos., Inc.                        47,540           2,084,629
                                                                -------------
                                                                $  14,687,824
-----------------------------------------------------------------------------
  Machinery - 2.6%
    Ingersoll Rand Co.                              3,580       $     156,375
    Deere & Co., Inc.                              59,435           2,493,298
    W.W. Grainger, Inc.                            48,260           2,031,746
                                                                -------------
                                                                $   4,681,419
-----------------------------------------------------------------------------
  Medical & Health Products - 1.5%
    Eli Lilly & Co.                                 8,400       $     665,952
    Schering Plough Corp.                          49,600           1,936,880
                                                                -------------
                                                                $   2,602,832
-----------------------------------------------------------------------------
  Medical & Health Technology Services - 0.6%
    Select Medical Corp.*                          55,940       $   1,123,835
-----------------------------------------------------------------------------
  Metals & Minerals - 1.3%
    Alcoa, Inc.                                    59,680       $   2,341,246
-----------------------------------------------------------------------------
  Oil Services - 8.8%
    Cooper Cameron Corp.*                          62,310       $   3,172,202
    Noble Drilling Corp.*                          92,920           2,851,715
    BJ Services Co.*                               76,490           1,929,078
    Halliburton Co.                                23,890             836,389
    Kerr McGee Corp.                               54,880           3,467,318
    Oil States International Inc.*                184,950           1,544,332
    Schlumberger Ltd.                              34,805           1,870,769
                                                                -------------
                                                                $  15,671,803
-----------------------------------------------------------------------------
  Oils - 6.4%
    Apache Corp.                                   58,820       $   3,055,699
    Devon Energy Corp.                             66,625           3,611,741
    Occidental Petroleum Corp.                    170,460           4,711,515
                                                                -------------
                                                                   11,378,955
-----------------------------------------------------------------------------
  Restaurants & Lodging - 0.4%
    MGM Mirage, Inc.*                              22,090       $     682,581
-----------------------------------------------------------------------------
  Retail - 2.2%
    CVS Corp.                                      16,450       $     592,364
    Sears, Roebuck & Co.                           72,100           3,387,258
                                                                -------------
                                                                $   3,979,622
-----------------------------------------------------------------------------
  Supermarket - 2.8%
    Kroger Co.*                                   134,980       $   3,558,072
    Safeway, Inc.*                                 32,430           1,432,109
                                                                -------------
                                                                $   4,990,181
-----------------------------------------------------------------------------
  Telecommunications - 7.3%
    AT&T Wireless Services Inc.*                   43,592       $     814,735
    Alltel Corp.                                   23,560           1,452,474
    AT&T Corp.                                    143,510           2,900,337
    CenturyTel, Inc.                               42,105           1,303,571
    Sprint Corp.                                  145,050           3,385,467
    Verizon Communications                         56,375           3,052,706
                                                                -------------
                                                                $  12,909,290
-----------------------------------------------------------------------------
  Telecommunications & Cable - 1.1%
    Comcast Corp., "A"*                            51,110       $   1,943,713
-----------------------------------------------------------------------------
  Telecom - Wireline - 0.9%
    Advanced Fibre Communications, Inc.*           66,060       $   1,668,015
-----------------------------------------------------------------------------
  Utilities - Electric - 2.8%
    NiSource, Inc.                                188,705       $   4,974,264
-----------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    National Fuel Gas Co.                          25,470       $   1,222,560
    Utilicorp United, Inc.                         28,260             872,951
                                                                -------------
                                                                $   2,095,511
-----------------------------------------------------------------------------
Total U.S. Stocks                                               $ 142,781,108
-----------------------------------------------------------------------------
Foreign Stocks - 7.5%
  Brazil - 1.3%
    Aracruz Celulose S.A.
     (Forest and Paper Products)                  142,280       $   2,276,480
-----------------------------------------------------------------------------
  Canada - 1.5%
    Alcan, Inc. (Metals & Minerals)                30,530       $   1,145,180
    Nortel Networks Corp.
     (Telecommunications)                         195,300           1,552,635
                                                                -------------
                                                                $   2,697,815
-----------------------------------------------------------------------------
  Finland - 0.7%
    Nokia Corp., ADR (Telecommunications)          59,760       $   1,303,366
-----------------------------------------------------------------------------
  France - 0.6%
    ALSTOM (Transportation)                        39,880       $   1,111,660
-----------------------------------------------------------------------------
  Netherlands - 2.2%
    Akzo Nobel N.V. (Chemicals)                    58,190       $   2,431,297
    Royal Dutch Petroleum Co., ADR (Oils)          24,295           1,409,110
                                                                -------------
                                                                $   3,840,407
-----------------------------------------------------------------------------
  Switzerland - 1.2%
    Novartis AG (Medical & Health Products)        59,740       $   2,078,244
-----------------------------------------------------------------------------
Total Foreign Stocks                                            $  13,307,972
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $156,442,489)                    $ 156,089,080
-----------------------------------------------------------------------------
Convertible Preferred Stock - 1.0%
-----------------------------------------------------------------------------
U.S. Stocks - 1.0%
  Telecommunications - 1.0%
    Cox Communications, Inc., 7.75%
      (Identified Cost, $1,673,666)                28,920       $   1,787,256
-----------------------------------------------------------------------------
Short-Term Obligations - 5.9%
-----------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
                                            (000 OMITTED)
-----------------------------------------------------------------------------
    American Express Credit Corp., 3.90s,
      due 8/01/01                              $    1,694       $   1,694,000
    General Electric Capital Corp., 3.90s,
      due 8/01/01                                   3,906           3,906,000
    New Center Asset Trust, 3.90s,
      due 8/01/01                                   3,585           3,585,000
    Prudential Funding Corp., 3.89s,
      due 8/01/01                                   1,247           1,247,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $  10,432,000
-----------------------------------------------------------------------------
Repurchase Agreement - 7.6%
-----------------------------------------------------------------------------
    Merrill Lynch dated 7/31/01, due 8/01/01,
      total to be received $13,591,465
      (secured by various U.S. Treasury &
      Federal Agency Obligations in a jointly
      traded account), at Cost                  $  13,590       $  13,590,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $182,138,155)               $ 181,898,336
Other Assets, Less Liabilities - (2.2)%                            (3,848,096)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                             $ 178,050,240
-----------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
JULY 31, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $182,138,155)       $181,898,336
  Cash                                                                 196
  Foreign currency, at value (identified cost $15,443)              15,436
  Receivable for fund shares sold                                5,288,749
  Receivable for investments sold                                  197,466
  Interest and dividends receivable                                159,218
                                                              ------------
      Total assets                                            $187,559,401
                                                              ------------
Liabilities:
  Payable for fund shares reacquired                          $    585,134
  Payable for investments purchased                              8,915,107
  Payable to affiliates -
    Management fee                                                   3,551
    Reimbursement fee                                                5,369
                                                              ------------
      Total liabilities                                       $  9,509,161
                                                              ------------
Net assets                                                    $178,050,240
                                                              ============
Net assets consist of:
  Paid-in capital                                             $178,086,099
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                            (239,745)
  Accumulated net realized gain on investments
    and foreign currency transactions                              199,141
  Accumulated undistributed net investment income                    4,745
                                                              ------------
      Total                                                   $178,050,240
                                                              ============
Shares of beneficial interest outstanding                      13,080,063
                                                               ==========
Class A shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $64,619,185 / 4,736,852
     shares of beneficial interest outstanding)                 $13.64
                                                                ======
  Offering price per share (100 / 94.25 of net asset value)     $14.47
                                                                ======
Class B shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $82,822,684 / 6,092,041
     shares of beneficial interest outstanding)                 $13.60
                                                                ======
Class C shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $25,399,287 / 1,868,394
    shares of beneficial interest outstanding)                  $13.59
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $5,209,084 / 382,776
    shares of beneficial interest outstanding)                  $13.61
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED JULY 31, 2001
------------------------------------------------------------------------------

Net investment income:
    Income -
      Interest                                                 $  142,357
      Dividends                                                   425,476
      Foreign taxes withheld                                       (4,435)
                                                               ----------
        Total investment income                                $  563,398
                                                               ----------
    Expenses -
      Management fee                                           $  222,867
      Trustees' compensation                                        3,153
      Shareholder servicing agent fee                              30,156
      Distribution and service fee (Class A)                       36,709
      Distribution and service fee (Class B)                      132,917
      Distribution and service fee (Class C)                       40,933
      Administrative fee                                            5,148
      Custodian fee                                                16,555
      Printing                                                     53,847
      Postage                                                      20,205
      Auditing fees                                                32,479
      Legal fees                                                    4,346
      Registration fees                                            78,972
      Miscellaneous                                                21,053
                                                               ----------
        Total expenses                                         $  699,340
      Fees paid indirectly                                         (1,262)
      Reduction of expenses by investment adviser and
        distributor                                              (145,377)
                                                               ----------
        Net expenses                                           $  552,701
                                                               ----------
          Net investment income                                $   10,697
                                                               ----------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                  $  351,249
      Foreign currency transactions                                (3,583)
                                                               ----------
         Net realized gain on investments and foreign
           currency transactions                               $  347,666
                                                               ----------
    Change in unrealized appreciation (depreciation) -
      Investments                                              $ (372,787)
      Translation of assets and liabilities in foreign
        currencies                                                     81
                                                               ----------
        Net unrealized loss on investments and foreign
          currency translation                                 $ (372,706)
                                                               ----------
          Net realized and unrealized loss on investments
           and foreign currency                                $  (25,040)
                                                               ----------
            Decrease in net assets from operations             $  (14,343)
                                                               ==========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                                                2001                      2000
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                   $      10,697             $       7,924
  Net realized gain on investments and foreign currency
    transactions                                                                347,666                    32,063
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                       (372,706)                    6,099
                                                                          -------------             -------------
    Increase (decrease) in net assets from operations                     $     (14,343)            $      46,086
                                                                          -------------             -------------
Distributions declared to shareholders -
  From net investment income (Class A)                                    $        (476)            $        (765)
  From net investment income (Class I)                                           (5,782)                   (7,509)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                       (9,040)                  (22,217)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                     (102,979)                 (218,011)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)
                                                                                   --                      (3,751)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)
                                                                                   --                     (36,813)
                                                                          -------------             -------------
    Total distributions declared to shareholders                          $    (118,277)            $    (289,066)
                                                                          -------------             -------------
Net increase (decrease) in net assets from fund share
transactions                                                              $ 177,015,092             $    (624,571)
                                                                          -------------             -------------
      Total increase (decrease) in net assets                             $ 176,882,472             $    (867,551)
Net assets:
  At beginning of year                                                        1,167,768                 2,035,319
                                                                          -------------             -------------
At end of year (including accumulated undistributed net
investment income of $4,745 and $3,889, respectively)                     $ 178,050,240             $   1,167,768
                                                                          =============             =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JULY 31,                 PERIOD ENDED
                                                            -----------------------------------------------         JULY 31,
                                                                  2001                2000             1999            1998*
                                                            ----------          ----------       ----------       ----------
----------------------------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year                         $    12.25          $    14.25       $    10.66       $    10.00
                                                            ----------          ----------       ----------       ----------
Income from investment operations# -
  Net investment income(S)                                  $     0.04          $     0.07       $     0.05       $     0.05
  Net realized and unrealized gain on
    investments and foreign currency                              2.57                0.97             4.08             0.61
                                                            ----------          ----------       ----------       ----------
      Total from investment operations                      $     2.61          $     1.04       $     4.13       $     0.66
                                                            ----------          ----------       ----------       ----------
Less distributions declared to shareholders
  From net investment income                                $    (0.06)         $    (0.09)      $    (0.04)      $     --
  From net realized gain on investments and
    foreign currency transactions                                (1.16)              (2.52)           (0.50)            --

In excess of net realized gain on investments
  and foreign currency transactions                               --                 (0.43)            --               --
                                                            ----------          ----------       ----------       ----------
    Total distributions declared to
      shareholders                                          $    (1.22)         $    (3.04)      $    (0.54)      $     --
                                                            ----------          ----------       ----------       ----------
Net asset value - end of year                               $    13.64          $    12.25       $    14.25       $    10.66
                                                            ==========          ==========       ==========       ==========
Total return                                                     21.95%              10.16%           40.45%            6.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      1.50%               1.26%            1.27%            1.25%+
  Net investment income                                           0.39%               0.62%            0.45%            1.22%+
Portfolio turnover                                                  63%                142%             131%              48%
Net assets at end of period (000 Omitted)                   $   64,619          $      105       $      809       $      585

(S) Subject to reinbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
    Prior to December 1, 2000 the reimbursement fee was 1.25%. In addition, prior to December 1, 2000 the investment adviser and the distributor voluntarily waived their fees. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

    Net investment loss                                     $    (0.01)         $    (0.39)      $    (0.26)      $    (0.23)
    Ratios (to average net assets):
      Expenses##                                                  2.00%               5.13%            3.93%            8.58%+
      Net investment loss                                        (0.11)%             (3.25)%          (2.21)%          (6.10)%+

  *For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

---------------------------------------------------------------------------
                                                               PERIOD ENDED
                                                            JULY  31, 2001*
---------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $13.33
                                                                     ------

Income from investment operations# -
  Net investment loss(S)                                             $(0.02)
  Net realized and unrealized gain on investments and
    foreign currency                                                   0.29
                                                                     ------
      Total from investment operations                               $ 0.27
                                                                     ------
Net asset value - end of period                                      $13.60
                                                                     ======
Total return 2.03%++ Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                           2.15%+
  Net investment loss                                                 (0.25)%+
Portfolio turnover                                                       63%
Net assets at end of period (000 Omitted)                           $82,823

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

    Net investment loss $(0.05) Ratios (to average net assets):
      Expenses##                                                       2.63%+
      Net investment loss                                             (0.73)%+

  * For the period from the inception of Class B shares, December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

---------------------------------------------------------------------------

                                                               PERIOD ENDED
                                                             JULY 31, 2001*
---------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $13.33
                                                                     ------
Income from investment operations# -
  Net investment loss(S)                                             $(0.02)
  Net realized and unrealized gain on investments and
    foreign currency                                                   0.28
                                                                     ------
      Total from investment operations                               $ 0.26
                                                                     ------
Net asset value - end of period                                      $13.59
                                                                     ======
Total return 1.95%++ Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                           2.15%+
  Net investment loss                                                 (0.26)%+
Portfolio turnover                                                       63%
Net assets at end of period (000 Omitted)                           $25,399

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

    Net investment loss $(0.05) Ratios (to average net assets):
      Expenses##                                                       2.63%+
      Net investment loss                                             (0.74)%+

  * For the period from the inception of Class C shares, December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                                                                                PERIOD ENDED
                                               --------------------------------------------------------             JULY 31,
                                                       2001                   2000                 1999                1998*
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year                         $    12.19          $    14.23       $    10.65       $    10.00
                                                            ----------          ----------       ----------       ----------

Income from investment operations# -
  Net investment income(S)                                  $     0.10          $     0.07       $     0.05       $     0.05
  Net realized and unrealized gain on
    investments and foreign currency                              2.54                0.93             4.07             0.60
                                                            ----------          ----------       ----------       ----------
      Total from investment operations                      $     2.64          $     1.00       $     4.12       $     0.65
                                                            ----------          ----------       ----------       ----------

Less distributions declared to shareholders
  From net investment income                                $    (0.06)         $    (0.09)      $    (0.04)      $     --
  From net realized gain on investments and
    foreign currency transactions                                (1.16)              (2.52)           (0.50)            --
In excess of net realized gain on investments
  and foreign currency transactions                               --                 (0.43)            --               --
                                                            ----------          ----------       ----------       ----------
    Total distributions declared to
      shareholders                                          $    (1.22)         $    (3.04)      $    (0.54)      $     --
                                                            ----------          ----------       ----------       ----------
Net asset value - end of year                               $    13.61          $    12.19       $    14.23       $    10.65
                                                            ==========          ==========       ==========       ==========
Total return                                                     22.36%               9.89%           40.52%            6.50%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      1.15%               1.26%            1.27%            1.25%+
  Net investment income                                           0.75%               0.59%            0.45%            1.19%+
Portfolio turnover                                                  63%                142%             131%              48%
Net assets at end of period (000 Omitted)                   $    5,209          $    1,063       $    1,226       $      166

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, prior to December 1,
    2000 the investment adviser voluntarily waived its fees. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

    Net investment income (loss)                            $     0.03          $    (0.36)      $    (0.24)      $    (0.25)
    Ratios (to average net assets):
      Expenses##                                                  1.65%               4.78%            3.58%            8.23%+
      Net investment income (loss)                                0.25%              (2.93)%          (1.86)%          (5.78)%+

  * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended July 31, 2001, accumulated undistributed net investment income decreased by $3,583, and accumulated undistributed net realized gain on investments and foreign currency transactions increased by $3,583, due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. Prior to December 1, 2000, the investment adviser was voluntarily waving its fee.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. Prior to December 1, 2000, the reimbursement fee was 1.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 2001, aggregate unreimbursed expenses amounted to $211,373.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the period ended July 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer. Prior to December 1, 2000 distribution and service fees under the Class A distribution plan were being waived.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $683 and $103 for Class B and Class C shares, respectively, for the year ended July 31, 2001. Fees incurred under the distribution plan during the year ended July 31, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 2001, were $250, $0, and $2,893 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $177,220,196 and $20,397,533, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $182,244,882
                                                              ------------
Gross unrealized depreciation                                 $ (6,197,770)
Gross unrealized appreciation                                    5,851,224
                                                              ------------
    Net unrealized depreciation                               $   (346,546)
                                                              ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                    YEAR ENDED JULY 31,    YEAR ENDED JULY 31,
                                                   2001                   2000
                               ------------------------     ------------------
                                   SHARES        AMOUNT     SHARES      AMOUNT
------------------------------------------------------------------------------
Shares sold                     5,025,092   $68,607,597      2,945   $  39,889
Shares issued to shareholders
  in reinvestment of
  distributions                       729         9,305      2,449      26,453
Shares reacquired                (297,518)   (4,083,842)   (53,590)   (719,332)
                                ---------   -----------    -------   ---------
    Net increase (decrease)     4,728,303   $64,533,060    (48,196)  $(652,990)
                                =========   ===========    =======   =========

Class B shares

                                                    PERIOD ENDED JULY 31, 2001*
                                                  ----------------------------
                                                      SHARES            AMOUNT
------------------------------------------------------------------------------
Shares sold                                        6,282,026       $85,541,141
Shares issued to shareholders in
  reinvestment of distributions                        --                --
Shares reacquired                                   (189,985)       (2,582,892)
                                                   ---------       -----------
    Net increase                                   6,092,041       $82,958,249
                                                   =========       ===========

Class C shares

                                                   PERIOD ENDED JULY 31, 2001*
                                                  ----------------------------
                                                      SHARES            AMOUNT
------------------------------------------------------------------------------
Shares sold                                        1,964,173       $26,831,534
Shares issued to shareholders in
  reinvestment of distributions                        --                --
Shares reacquired                                    (95,779)       (1,300,026)
                                                   ---------       -----------
    Net increase                                   1,868,394       $25,531,508
                                                   =========       ===========

Class I shares
                                    YEAR ENDED JULY 31,     YEAR ENDED JULY 31,
                                                   2001                    2000
                               ------------------------     -------------------
                                   SHARES        AMOUNT     SHARES       AMOUNT
-------------------------------------------------------------------------------
Shares sold                       318,706   $ 4,311,194    115,948  $ 1,385,106
Shares issued to shareholders
  in reinvestment of
  distributions                     8,536       108,756     24,402     262,318
Shares reacquired                 (31,653)     (427,675)  (139,340) (1,619,005)
                                ---------   -----------   --------  ----------
    Net increase                  295,589   $ 3,992,275      1,010   $  28,419
                                =========   ===========   ========  ==========
*For the period from the inception of Class B and C shares, December 29, 2000, through July 31, 2001.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended July 31, 2001, was $449. The fund had no borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS Strategic Value
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Value Fund, including the schedule of portfolio investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Value Fund at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                              ERNST & YOUNG LLP

Boston, Massachusetts
September 7, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

FOR THE YEAR ENDED JULY 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 82.61%.

THE FUND HAS DESIGNATED $40,664 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED JULY 31, 2001.

MFS(R) STRATEGIC VALUE FUND

TRUSTEES                                                  ASSISTANT TREASURERS
John W. Ballen * - President, MFS Investment              Mark E. Bradley*
Management                                                Robert R. Flaherty*
                                                          Laura F. Healy*
William R. Gutow+ - Private Investor and Real             Ellen Moynihan*
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                      SECRETARY
                                                          Stephen E. Cavan*
J. Atwood Ives+ - Private Investor
                                                          ASSISTANT SECRETARY
Lawrence T. Perera+ - Partner, Hemenway & Barnes          James R. Bordewick, Jr.*
(attorneys)
                                                          CUSTODIAN
William J. Poorvu+ - Adjunct Professor, Harvard           State Street Bank and Trust Company
University Graduate School of Business
Administration                                            AUDITORS
                                                          Ernst & Young LLP
Charles W. Schmidt+ - Private Investor
                                                          INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive Vice President        For information on MFS mutual funds, call your
and Director MFS Investment Management                    investment professional or, for an information
                                                          kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief Executive         business day from 9 a.m. to 5 p.m. Eastern time
Officer, MFS Investment Management                        (or leave a message anytime).

Elaine R. Smith+ - Independent Consultant                 INVESTOR SERVICE
                                                          MFS Service Center, Inc.
David B. Stone+ - Chairman Emeritus and Director,         P.O. Box 2281
North American Management Corp. (investment               Boston, MA 02107-9906
adviser)
                                                          For general information, call toll free:
INVESTMENT ADVISER                                        1-800-225-2606 any business day from 8 a.m. to
Massachusetts Financial Services Company                  8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                     For service to speech- or hearing-impaired
                                                          individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                               business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                               time. (To use this service, your phone must be
500 Boylston Street                                       equipped with a Telecommunications Device for
Boston, MA 02116-3741                                     the Deaf.)

CHAIRMAN AND PRESIDENT                                    For share prices, account balances, exchanges,
Jeffrey L. Shames*                                        or stock and bond outlooks, call toll free:
                                                          1-800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGER                                         touch-tone telephone.
Kenneth J. Enright*
                                                          WORLD WIDE WEB
TREASURER                                                 www.mfs.com
James O. Yost*

* MFS Investment Management
+ Independent Trustee

MFS(R) STRATEGIC VALUE FUND                                         ------------
                                                                      PRSRT STD
[logo] M F S(R)                                                     U.S. Postage
INVESTMENT MANAGEMENT                                                   Paid
                                                                         MFS
500 Boylston Street                                                ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                   MSV-3 9/01 18M 21/221/321/821